Exhibit 99.1

INVESTOR DAY 2026

INVESTOR DAY 2026 DISCLAIMERS Forward-Looking Statements Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies, positioning, illustrative financial outlook through 2028, our investment grade credit profile, our incremental debt capacity, growth trends, expectations and investments, growth location opportunities, pipeline expectations, revenue expectations, fee-based earnings expectations, the number of properties we expect to open in the future, any future share repurchases under the additional repurchase authorization, future dividend expectations, our expectations for the World of Hyatt loyalty program, the amount by which the Company may reduce its real estate asset base and the timeframe for such dispositions, the expected valuations of the Company’s owned assets, financial performance, prospects or future events, and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," "likely," "will" "would, “position” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the rate and pace of economic recovery following economic downturns; global supply chain constraints and interruptions, rising costs of construction-related labor and materials, and increases in costs due to inflation or other factors that may not be fully offset by increases in revenues in our business; risks affecting the luxury, resort, and all-inclusive lodging segments; levels of spending in business, leisure, and group segments, as well as consumer confidence; declines in occupancy and average daily rate; limited visibility with respect to future bookings; loss of key personnel; domestic and international political and geopolitical conditions, including political or civil unrest or changes in trade policy; the impact of global tariff policies or regulations; economic sanctions or other government restrictions that may limit our ability to conduct business or receive payments; hostilities, or fear of hostilities, including the ongoing military conflict in the Middle East and security-related disruptions in Mexico, as well as terrorist attacks or other acts of violence, that affect travel; travel-related accidents; natural or man-made disasters, weather and climate-related events, such as hurricanes, earthquakes, tsunamis, tornadoes, droughts, floods, wildfires, oil spills, nuclear incidents, and global outbreaks of pandemics or contagious diseases, or fear of such outbreaks; the impact of government-issued travel advisories, airspace closures, or flight suspensions on international arrivals and hotel bookings in affected regions; our ability to successfully achieve specified levels of operating profits at hotels that have performance tests or guarantees in favor of our third-party owners; the impact of hotel renovations and redevelopments; risks associated with our capital allocation plans, share repurchase program, and dividend payments, including a reduction in, or elimination or suspension of, repurchase activity or dividend payments; the seasonal and cyclical nature of the real estate and hospitality businesses; changes in distribution arrangements, such as through internet travel intermediaries; changes in the tastes and preferences of our customers; relationships with colleagues and labor unions and changes in labor laws; the financial condition of, and our relationships with, third-party owners, franchisees, and hospitality venture partners; the possible inability of third-party owners, franchisees, or development partners to access the capital necessary to fund current operations or implement our plans for growth; risks associated with potential acquisitions and dispositions and our ability to successfully integrate completed acquisitions with existing operations or realize anticipated synergies; failure to successfully complete proposed transactions, including the failure to satisfy closing conditions or obtain required approvals; our ability to maintain effective internal control over financial reporting and disclosure controls and procedures; declines in the value of our real estate assets; unforeseen terminations of our management and hotel services agreements or franchise agreements; changes in federal, state, local, or foreign tax law; increases in interest rates, wages, and other operating costs; foreign exchange rate fluctuations or currency restructurings; risks associated with the introduction of new brand concepts, including lack of acceptance of new brands or innovation; general volatility of the capital markets and our ability to access such markets; changes in the competitive environment in our industry, industry consolidation, and the markets where we operate; our ability to successfully grow the World of Hyatt loyalty program and manage the Unlimited Vacation Club paid membership program; cyber incidents and information technology failures; outcomes of legal or administrative proceedings; and violations of regulations or laws related to our franchising business and licensing businesses and our international operations; and other risks discussed in the Company's filings with the SEC, including our annual report on Form 10-K, which filings are available from the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. Non-GAAP Financial Measures This presentation includes references to certain financial measures, each identified with the symbol "†", that are not calculated or presented in accordance with generally accepted accounting principles in the United States ("GAAP"). These non-GAAP financial measures have important limitations and should not be considered in isolation or as a substitute for measures of the Company's financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures, as presented, may not be comparable to similarly titled measures of other companies due to varying methods of calculations. During the first quarter of 2026, the Company revised its definition of Adjusted EBITDA to no longer include its pro rata share of unconsolidated owned and leased hospitality ventures' Adjusted EBITDA and recast prior-period results to provide comparability. Key Business Metrics This presentation includes references to certain key business metrics used by the Company, each identified with the symbol "◊". References Numerical tickmarks noted throughout this presentation correspond to the slide and tickmark numbers included in the Appendix beginning on slide 21 and the references and general disclaimers referenced therein should be read in conjunction with information presented on each slide. 2

WELCOME DIFFERENTIATION AT SCALE, POSITIONED TO WIN ELEVATING OUR BRANDS BREAK EXPANDING OUR DIFFERENTIATED FOOTPRINT DELIVERING LONG-TERM VALUE FOR SHAREHOLDERS BREAK MANAGEMENT Q&A CLOSING REMARKS Mark Hoplamazian CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER Joan Bottarini CHIEF FINANCIAL OFFICER Mark Vondrasek CHIEF COMMERCIAL OFFICER Amar Lalvani PRESIDENT & CREATIVE DIRECTOR, HYATT LIFESTYLE Javier Águila PRESIDENT, INCLUSIVE COLLECTION Laurie Blair SVP, GLOBAL MARKETING Julienne Smith HEAD OF AMERICAS GROWTH Catie Cramer SVP, HEAD OF DEVELOPMENT Adam Rohman SVP, INVESTOR RELATIONS, FP&A, AND TREASURER

INVESTOR DAY 2026 DIFFERENTIATION AT SCALE, POSITIONED TO WIN Mark Hoplamazian CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER

INVESTOR DAY 2026 HYATT: A COMPELLING LONG-TERM INVESTMENT Global hospitality company serving the high-end traveler, with meaningful growth opportunities Insights-led and brand-focused organization drives value through innovation, agility, and speed INVESTOR DAY 2026 DIFFERENTIATION AT SCALE ELEVATING PERFORMANCE POSITIONED TO WIN 5

INVESTOR DAY 2026 6 For nearly 70 years, we have not followed industry norms – we have redefined them.

INVESTOR DAY 2026 7

INVESTOR DAY 2026 PURPOSE-DRIVEN CULTURE FUELS PERFORMANCE COMPETITIVE ADVANTAGES POSITION HYATT TO WIN Portfolio of differentiated, premium brands Premium guest base prioritizes travel Durable owner value proposition Meaningful growth opportunities Rapidly expanding, experience-based loyalty program 8

INVESTOR DAY 2026 PORTFOLIO OF DIFFERENTIATED, HIGH-PERFORMING BRANDS1 9 L U X U R Y L I F E S T Y L E I N C L U S I V E C L A S S I C S E S S E N T I A L S Footnotes: 1 Brand portfolio as of December 31, 2025.

INVESTOR DAY 2026 10 OUR CORE GUESTS IN THE U.S. SPEND ON TRAVEL AND SPEND MORE WITH HYATT ~75% of U.S. travel spend by top two income quintiles1 >25% Hyatt guest spend per stay vs. competitors2 70% of Hyatt room nights originating from the U.S.3 A L I L A J A B A L A K H D A R

INVESTOR DAY 2026 WORLD OF HYATT DEMONSTRATES LOYALTY IS MORE THAN A TRANSACTION Strong Elite Member Benefits Transparent Award Pricing High Redemption Value DEEPEN LOYALTY AND INCREASE LIFETIME VALUE 11

PREMIUM BRANDS, LOYALTY PROGRAM, AND CUSTOMER BASE DRIVE VALUE FOR OUR OWNERS

We deliver strong operating results:

Premium RevPAR Index[1]

Across Every Brand Portfolio

~50%

World of Hyatt Occupancy

~70%

Direct Channel Contribution


GRAND HYATT SINGAPORE

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INVESTOR DAY 2026 MEANINGFUL GROWTH OPPORTUNITIES FOR HYATT ACROSS THE WORLD Open Hotels1 Open & Pipeline Hotels2 Open & Pipeline Hotels & Identified Markets3 >14,000 >80% >1,800 13 32% 1,528 2,350 46% 700 1,000 Hotels Sub-Markets Global Sub-Market Representation

INVESTOR DAY 2026 OUR PLAN TO ELEVATE HYATT TO SUSTAIN DURABLE COMPETITIVE ADVANTAGES 14 BRANDS DRIVE VALUE ENABLED BY TALENT POWERED BY TECHNOLOGY • Sharpen brand focus to maximize operating results • Even more attractive choice for owners which leads to enhanced fees and greater scale • AI is a strategic enabler embedded in Hyatt’s operating model • Leverage data and insights to innovate and unlock further potential • Talent advantage enabled by Hyatt’s culture of care drives future growth • Enhance leadership capabilities and develop next generation of leaders

INVESTOR DAY 2026 ESSENTIALS BRAND FOCUS IN ACTION: HYATT SELECT 15 H Y A T T S E L E C T INSIGHTS IDENTIFIED FROM CUSTOMERS AND DEVELOPERS: • Guests wanted to stay with us in more locations • Owners desired a transient-focused Upper-Midscale Hyatt brand • Announced the Hyatt Select brand in 2025 and opened the first property eight months later • 200+ properties open, in the pipeline, or in the funnel

LUXURY BRAND FOCUS IN ACTION:
PARK HYATT NEW YORK

PARK HYATT®

INSIGHTS IDENTIFIED:

- Opportunity to increase spending from ultra luxury customers
- Under-utilized space at the top of the hotel

ACTIONS TAKEN:

- Invested CapEx to build a unique suite experience
- Revamped commercial go-to-market strategy

PARK HYATT NEW YORK NOW RANKS #1 IN ITS COMPETITIVE SET[1]

SINCE 2023[2]:

- RevPAR index increased 18%
- Adjusted EBITDA† increased 85%

HYATT | INVESTOR DAY 2026

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INVESTOR DAY 2026 Responsiveness through empowered teams and rapid experimentation Hyatt’s culture as a competitive advantage backed by disciplined investment in capabilities Deep leadership bench deployed across brands and markets Brand-level outperformance through talent placement in highest-value roles CULTURE OF CARE AND PURPOSE DIFFERENTIATES AND ELEVATES PERFORMANCE 17

INVESTOR DAY 2026 AI tools streamline operations and empower colleagues, improving service delivery Data and insights improve hotel performance, leading to higher profitability and owner returns AI-enabled personalization at scale enhances the guest experience and drives greater loyalty TECHNOLOGY ENHANCES HOW HYATT DELIVERS DIFFERENTIATED EXPERIENCES INVESTOR DAY 2026 18 H Y A T T S E L E C T

INVESTOR DAY 2026 SUSTAINED DURABLE COMPETITIVE ADVANTAGES LEAD TO: 19 COMPOUNDING FEE GROWTH PREMIUM REVPAR GROWTH S E C R E T S T I D E S PUNTA CANA INVESTOR DAY 2026 INDUSTRY-LEADING NET ROOMS GROWTH

INVESTOR DAY 2026 HYATT: A COMPELLING LONG-TERM INVESTMENT Global hospitality company serving the high-end traveler, with meaningful growth opportunities Insights-led and brand-focused organization drives value through innovation, agility, and speed INVESTOR DAY 2026 DIFFERENTIATION AT SCALE ELEVATING PERFORMANCE POSITIONED TO WIN 20

ELEVATING OUR BRANDS A differentiated approach to driving growth INVESTOR DAY 2026 Amar Lalvani PRESIDENT AND CREATIVE DIRECTOR HYATT LIFESTYLE Mark Vondrasek CHIEF COMMERCIAL OFFICER Javier Águila PRESIDENT, INCLUSIVE COLLECTION Laurie Blair SVP, GLOBAL MARKETING Amar Lalvani PRESIDENT & CREATIVE DIRECTOR, HYATT LIFESTYLE

INVESTOR DAY 2026 A DIFFERENTIATED GROWTH ENGINE Insights-Led Strategy Personalization & guest value at scale 1 22

OUR BRANDS ATTRACT MORE AFFLUENT, HIGHER-SPENDING GUESTS More lodging spend More spend on each stay Growth, Differentiation, & Better Owner Economics INVESTOR DAY 2026 +26% In top 20% affluence category 38% +25% 23

INSIGHT TO IMPACT: HOW WE BUILD OUR BRANDS

- **Start with deep stakeholder insight**
- **Design differentiated brand experiences**
- **Deliver measurable customer & financial impact**


HYATT house
HYATT HOUSE TOKYO SHIBUYA

HYATT | INVESTOR DAY 2026
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INVESTOR DAY 2026 INFUSING WELLBEING INTO MEETINGS & EVENTS IS DRIVING DIFFERENTIATION AT SCALE 25 CUSTOMER INSIGHT SCALED WELLBEING PLATFORM 198 hotels RESULTS • Wellbeing is increasingly becoming an expectation in business travel • Wellness economy growing at a 7%+ CAGR1 • Miraval guests report 60% lower stress two months post-stay2 Guest satisfaction lift +20pt 3 Increased market share among Top 30 corporate accounts +70% 4 125+ experiences 1,500+ trained leaders

INVESTOR DAY 2026 26 THE LIFESTYLE GROUP, HYATT

INVESTOR DAY 2026 27 LIFESTYLE OPEN & OPERATING PROPERTIES Andaz 5th Ave

INVESTOR DAY 2026 28 The Standard, Austin LIFESTYLE OPEN & OPERATING PROPERTIES 28

INVESTOR DAY 2026 29 LIFESTYLE OPEN & OPERATING PROPERTIES Thompson Madrid

INVESTOR DAY 2026 30 LIFESTYLE OPEN & OPERATING PROPERTIES The Standard, Midtown Miami Residence The Standard, Miami

INVESTOR DAY 2026 31 Thompson The Cape LIFESTYLE OPEN & OPERATING PROPERTIES

INVESTOR DAY 2026 32 THE LIFESTYLE GROUP, HYATT

INVESTOR DAY 2026 33 HYATT’S INCLUSIVE COLLECTION

INCLUSIVE COLLECTION EXPANDS OUR REACH AND DIFFERENTIATION

A structural shift and a long runway for growth

155 RESORTS

58K+ ROOMS

+14,000 rooms vs closest competitor

NO LONGER NICHE



7 in 10 travelers have tried all-inclusive[1]

DRIVES STRONG LOYALTY

80%+ 

repeat rate

GENERATIONAL SHIFT

70%+ 

of 18–25s more likely to choose all-inclusive vs 5 years ago[1]



HYATT ZIVA PUERTO VALLARTA



DREAMS CAP CANA RESORT & SPA

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INVESTOR DAY 2026 INCLUSIVE COLLECTION EXPANDS OUR REACH AND DIFFERENTIATION Differentiated F&B concepts driving guest preference H Y A T T Z I V A C A P C A N A S E C R E T S L A R O M A N A R E S O R T & S P A H Y A T T Z I L A R A C A N C Ú N 35

INVESTOR DAY 2026 A DIFFERENTIATED GROWTH ENGINE Stronger Brands Deeper loyalty with high-value guests 1 2 3 36

INVESTOR DAY 2026 DEEPER LOYALTY HIGHER-VALUE NEW MEMBERS MORE STAYS, MORE SPEND ESTABLISHED POINTS OF DIFFERENCE ELEVATING LOYALTY 37

INVESTOR DAY 2026 BEYOND TRANSACTIONS TO DRIVE TRUE ENGAGEMENT Premium point earning & redemption Unique, giftable awards Quality of elite tiers Member choice INVESTOR DAY 2026 38

INVESTOR DAY 2026 GUEST OF HONOR DELIVERS NEW HIGH-VALUE MEMBERS When gifted a Guest of Honor award, new members1 : 2x 5x more spend per year more likely to reach an elite tier than all new members 39 A N D A Z S I N G A P O R E

INVESTOR DAY 2026 THE FASTEST GROWING LOYALTY PROGRAM DELIVERING SCALE AND IMPACT MEMBERSHIP GROWTH MEMBER PENETRATION GROWTH MEMBERS PER PROPERTY +78% 2022 Today +45% vs 2022 40 +400bps vs 2022

INVESTOR DAY 2026 MEMBERS ARE MORE VALUABLE THAN EVER More spend than non-members in 2025 93% Non-Member Spend Member Spend +20 pts vs. 2022 vs. 2022 41 Increase in members with 100+ qualifying stay nights per year 38%

INVESTOR DAY 2026 MORE STAYS, MORE SPEND, AT MORE BRANDS Stay outside of the initial brand group1 Stay at an average of 15 unique properties THE WORLD OF HYATT NETWORK EFFECT 15 NEW LUXURY MEMBERS NEW MEMBERS GLOBALISTS 50% 2x Spend across the network1 MEMBER NIGHTS 90% Paid nights (vs award nights) 42

INVESTOR DAY 2026 43 MR & MRS SMITH DRIVES NETWORK EFFECT AND DEEPENS ENGAGEMENT STAYS 75% NEW MEMBERS 4x More likely to stay at another Hyatt brand Of member stays were made by elite members

INVESTOR DAY 2026 A CONNECTED AND GROWING EXPERIENCES PLATFORM 44 U N D E R C A N V A S G R A N D C A N Y O N | M R & M R S S M I T H

CREDIT CARD PORTFOLIO DELIVERS HIGHEST VALUE, PREMIUM GUESTS

$105M Credit Card and similar 3rd party fees EBITDA in 2027, doubling 2025 contribution

+221% More stays per year than non-cardholder members[1]

+28% More card spend vs comparable travel co-brand cards[2]



PARK HYATT MARRAKECH, MOROCCO



HYATT | INVESTOR DAY 2026

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INVESTOR DAY 2026 ELEVATING THE FUTURE OF LOYALTY 46 T H E S T A N D A R D , B A N G K O K M A H A N A K H O N

INVESTOR DAY 2026 A DIFFERENTIATED GROWTH ENGINE Scaled Through Technology Augments and accelerates performance and growth 3 47

INVESTOR DAY 2026 TECHNOLOGY AS A GROWTH MULTIPLIER Smarter Decisions Hotel Heartbeat Deeper Guest Engagement Intent-based search & ChatGPT AI RFP Tool Scalable Platform Core Technology – CRS, RMS, PMS INVESTOR DAY 2026 48 M E A N D A L L H O T E L F L I M S , S W I T Z E R L A N D

A SCALABLE PLATFORM DRIVES GROWTH AND EFFICIENCY

PROFIT-OPTIMIZED
REVENUE MANAGEMENT SYSTEM

Rates and mix optimized for profitability drives RGI

BEST-IN-CLASS
CENTRAL RESERVATION SYSTEM

Enables new capabilities and reducing costs and complexity

SPEED-TO-MARKET
PROPERTY MANAGEMENT SYSTEM

Ease of integration and training reduces operating friction



ME AND ALL HOTEL DUSSELDORF OBERKASSEL, GERMANY



ALILA MANGGIS, INDONESIA

HYATT | INVESTOR DAY 2026 49

INVESTOR DAY 2026 MEETING GUESTS WHERE THEY ARE 50

INVESTOR DAY 2026 UNLOCKING DEEPER ENGAGEMENT AND PRODUCTIVITY AI-powered RFP streamlines sales 35% 65% Sales colleagues are spending 35% of their time prioritizing, vetting and gathering info for proposals 51

INVESTOR DAY 2026 A DIFFERENTIATED GROWTH ENGINE Insights-Led Strategy Personalization & guest value at scale Stronger Brands Deeper loyalty with high-value guests Scaled Through Technology Augments and accelerates performance and growth 1 2 3 52

INVESTOR DAY 2026 WE WIN THE GAME DIFFERENTLY — AND IT’S WORKING 53 M I R A V A L A U S T I N R E S O R T A N D S P A Global hospitality company serving the high-end traveler, with meaningful growth opportunities Insights-led and brand-focused organization drives value through innovation, agility, and speed DIFFERENTIATION AT SCALE ELEVATING PERFORMANCE POSITIONED TO WIN

EXPANDING OUR DIFFERENTIATED FOOTPRINT INVESTOR DAY 2026 Mark Hoplamazian CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER

INVESTOR DAY 2026 55 Hyatt’s intentional growth strategy has delivered industry-leading net rooms growth for 9 consecutive years

INVESTOR DAY 2026 HYATT HAS BUILT A DIFFERENTIATED GROWTH PLATFORM 2017 186K EXISTING ROOMS 70K PIPELINE ROOMS STRATEGIC GROWTH PLATFORMS LUXURY & LIFESTYLE 2018 2024 RESORTS ESSENTIALS 2020 2023 2025 2021 2025 373K EXISTING ROOMS 148K PIPELINE ROOMS TOTAL 9.1% NET ROOMS GROWTH CAGR1 ORGANIC2 7.0% 2024 & 2025 56

INVESTOR DAY 2026 HYATT IS WELL POSITIONED IN PREMIUM SEGMENTS Figures as of fiscal year ends 2017 and 2025 and calculated based on Smith Travel Research classifications. Luxury and lifestyle hotels as defined by Smith Travel Research. Resort hotels as defined by Hyatt based on hotel type attributes. 2x LUXURY ROOMS 4x RESORT ROOMS 6x LIFESTYLE ROOMS 57 127K 190K 59K 183K 2017 2025 186K 373K 15.3% CAGR Luxury, Lifestyle, or Resort All Other 49% Luxury, Lifestyle, or Resort rooms as % of portfolio 2017–2025 Luxury, Lifestyle, or Resort Rooms portfolio mix of Luxury, Lifestyle, or Resort

INVESTOR DAY 2026 HYATT HAS STRENGTHENED TOP MARKET COVERAGE, WITH SIGNIFICANT WHITESPACE FOR CONTINUED GROWTH Hyatt Existing Existing + Pipeline Markets where there is currently at least one hotel GLOBAL MARKETS1 HYATT GLOBAL MARKET COVERAGE Hyatt has opportunity to increase hotel density per market HOTELS PER MARKET EXISTING2 + PIPELINE2 PEERS3 TOP 50 10 16 33 51 – 150 5 7 19 151 – 674 3 3 12 92% 77% 46% 84% 56% HYATT 58

INVESTOR DAY 2026 GROWTH AT HYATT DRIVES HIGH-QUALITY, DURABLE VALUE CREATION FOR ALL STAKEHOLDERS 59 Shareholder Value White-space for Growth Compounding Cash Flow Highest Fees/Room1 Guest & Owner Value Owner Preference Fastest Growing Loyalty Program Premium Guests Net Rooms Growth

INVESTOR DAY 2026 DIFFERENTIATED WAYS HYATT CAN DELIVER COMPOUNDING, HIGH-QUALITY, DURABLE GROWTH 6% TO 8% NET ROOMS GROWTH (2026 through 2028) 60 HIGHER FEES PER ROOM FASTER, CAPITAL-LIGHT GROWTH BROADER NETWORK REACH PREMIUM SEGMENTS SCALABLE BRANDS HIGH-GROWTH REGIONS

INVESTOR DAY 2026 LONG-TERM NET ROOMS GROWTH DRIVERS Positioned to accelerate growth in the world’s largest travel markets High-Growth Regions Intentional growth in segments where demand, fee generation and network effects are strongest Premium Segments Portfolio of brands that enable faster, lower-capital expansion into underpenetrated markets Scalable Brands 61 THE STANDARD, MALDIVES HYATT PLACE ATLANTA ALPHARETTA HYATT REGENCY XI'AN CHANBA, CHINA

INVESTOR DAY 2026 PREMIUM SEGMENTS: LUXURY, LIFESTYLE, & RESORTS REMAIN A CRUCIAL VALUE LEVER 190K 278K 183K 373K 243K 521K 2025 2025 + Pipeline (49%) (47%) +33% (51%) (53%) Luxury, Lifestyle, or Resort All Other Luxury, Lifestyle, or Resort rooms as % of portfolio Higher Fees per Room 2.0x vs. non-Luxury, Lifestyle and Resort properties New Member Spend 1.8x vs. non-Luxury, Lifestyle and Resort properties1 Skew towards Top 50 Markets 30%+ of Existing & Pipeline Hotels vs. ~20% across peers2 62

INVESTOR DAY 2026 SCALABLE BRANDS: ESSENTIALS DRIVING ACCELERATED NET ROOMS GROWTH Upscale Upper Midscale 55K 101K 2017 2025 2025 165K+ 2025 +Pipeline Pipeline >60% of Existing Rooms ESSENTIALS PORTFOLIO ROOMS 1 EXPANDED PORTFOLIO ENABLES ENTRY INTO NEW MARKETS WITH LOWER COST AND FASTER SPEED 2017 63

INVESTOR DAY 2026 POSITIONED TO WIN IN HIGH-GROWTH REGIONS 300+ Submarkets where Hyatt doesn’t have a brand presence1 UNITED STATES 120%+ Pipeline as % of existing hotels GREATER CHINA 90% Increase in signings2 INDIA 64 70% of existing pipeline

INVESTOR DAY 2026 WHERE WE ARE TODAY… H YATT’S EXISTIN G FO O TPR IN T Sub-Markets 780+ Hotel Rooms 373K Hotels 1,528 65

INVESTOR DAY 2026 66 HYATT’S DIFFERENTIATED BRANDS AND STRONG PERFORMANCE POSITION IT TO CAPTURE SHARE IN UNDERREPRESENTED MARKETS Markets where Hyatt is underrepresented vs. our closest peers G LO B A L O PPO R TU NITY:

INVESTOR DAY 2026 HYATT: A COMPELLING LONG-TERM INVESTMENT Global hospitality company serving the high-end traveler, with meaningful growth opportunities Insights-led and brand-focused organization drives value through innovation, agility, and speed INVESTOR DAY 2026 DIFFERENTIATION AT SCALE ELEVATING PERFORMANCE POSITIONED TO WIN 67

EXPANDING OUR DIFFERENTIATED FOOTPRINT INVESTOR DAY 2026 Joan Bottarini CHIEF FINANCIAL OFFICER Julienne Smith HEAD OF AMERICAS GROWTH Catie Cramer SVP, HEAD OF DEVELOPMENT Javier Águila PRESIDENT, INCLUSIVE COLLECTION GROWTH PANEL

INVESTOR DAY 2026 Joan Bottarini CHIEF FINANCIAL OFFICER DELIVERING SUSTAINABLE LONG-TERM VALUE FOR SHAREHOLDERS

INVESTOR DAY 2026 HYATT: A COMPELLING LONG-TERM INVESTMENT 70 Global hospitality company serving the high-end traveler, with meaningful growth opportunities Insights-led and brand-focused organization drives value through innovation, agility, and speed DIFFERENTIATION AT SCALE ELEVATING PERFORMANCE POSITIONED TO WIN

INVESTOR DAY 2026 GROSS FEE REVENUE +14.0% CAGR 1,088 808 1,198 2022 2025 ~10% Organic CAGR1 ASSET-LIGHT EARNINGS MIX◊2 +1,300bps 76% 89% 2022 2025 ADJ. FREE CASH FLOW† 55% Adj. Free Cash Flow Conversion %†3 3 Year Average 473 527 2022 2025 NET ROOMS GROWTH +7.0% CAGR 304 373 2022 2025 SINCE INVESTOR DAY 2023, WE HAVE TRANSFORMED THE BUSINESS AND DELIVERED STRONG RESULTS 71 in thousands $ in millions $ in millions

INVESTOR DAY 2026 WHILE RETURNING SIGNIFICANT CAPITAL TO SHAREHOLDERS AND REDUCING SHARE COUNT BY 11% SINCE 2022 >90% of Net Capital Returned to Shareholders Free Cash Flow† Net Proceeds from Debt Proceeds from Asset Sales; net of M&A Investments1 Net Total Capital Capital Returns to Shareholders 72 $1.2B $0.1B $1.0B $2.3B $2.1B $ in billions 2023 – 2025 Cumulative

INVESTOR DAY 2026 Premium RevPAR growth and industry-leading Net Rooms Growth fuels compounding fee growth Unlock further value through highly-valued owned portfolio and other investments Predictable asset-light business model drives Free Cash Flow conversion DRIVES GREATER FREE CASH FLOW† AND ENHANCES VALUE INVESTOR DAY 2026 P A R K H Y A T T M A L D I V E S H A D A H A A 73 ENHANCING SHAREHOLDER VALUE INTO THE FUTURE

INVESTOR DAY 2026 PREMIUM REVPAR GROWTH AND STRONG NET ROOMS GROWTH DRIVES FEES 2025A to 2028E 3-Year CAGR Low High System-wide RevPAR◊ Growth 2% 4 % Net Rooms Growth 6% 8 % G R A N D H Y A T T B A L I 74 8% - 12% Core Gross Fee Growth 3-Year CAGR RevPAR◊ Growth + Net Rooms Growth Fee Algorithm

INVESTOR DAY 2026 GROSS FEES CONTINUE TO DELIVER STRONG GROWTH RATES • Gross fees 3-Year CAGR benefits from new management agreements from Playa Hotels Acquisition • Base and Franchise & Other fees account for ~75% of Gross fees • Incentive fees expand on the strength of international RevPAR growth • Gross fees benefit from license fees from co-branded credit card programs and branded residential license fees Gross Fees Modeling Assumptions 75 2028 +9 % to +13% 2025-2028 3-Year CAGR ~$1.5B - $1.7B $1.2B $ in billions +9% 2026-2028 2-Year CAGR +13% 2025

OTHER MODEL ASSUMPTIONS

2025 - 2028

+2% to 3%
Adjusted G&A†
3-Year CAGR

+2% to 4%
Owned & Leased
Segment 3-Year CAGR

+2% to 4%
Distribution Segment
3-Year CAGR

$150M to $170M
Key Money
per Year

$135M to $140M
Capital Expenditures
per Year

~27% to 30%
Effective Tax Rate %

HYATT | INVESTOR DAY 2026

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INVESTOR DAY 2026 2028 ILLUSTRATIVE ADJUSTED EBITDA† AND ADJUSTED FREE CASH FLOW† OUTLOOK ADJUSTED EBITDA† ADJUSTED FREE CASH FLOW† +11% to +16% 2025-2028 3-Year CAGR 20251 2028 20252 2028 $0.5B ~$1.4B to $1.6B $1.0B 77 $ in billions ~$0.8B to $0.9B +14% to +18% 2025-2028 3-Year CAGR

INVESTOR DAY 2026 COMMITTED TO INVESTMENT GRADE WITH CAPACITY FOR ADDITIONAL DEBT STARTING IN 2028 2026 2027 2028 2029 2030 & Beyond SENIOR NOTES MATURITIES BY YEAR1 $4.2B Total Senior Notes $1.5B Revolver Capacity Available Net of Letters of Credit Outstanding 78 $0 $600 $899 $600 $2,140 $ in millions

INVESTOR DAY 2026 DURABLE EARNINGS AND FREE CASH FLOW† TO ENHANCE SHAREHOLDER VALUE 79 Incremental Debt Capacity ~$0.2B – $0.5B Adjusted EBITDA† ~$3.8B – $4.2B Free Cash Flow† ~$2.0B – $2.2B 2026-2028 Cumulative Totals

INVESTOR DAY 2026 BALANCED CAPITAL ALLOCATION STRATEGY TO ENHANCE SHAREHOLDER VALUE Accretive Investments in Growth Maintain Investment Grade Profile Steady Dividend Payment Use Excess Cash for Share Repurchases ~$2.2B - $2.7B CASH AVAILABLE TO ENHANCE VALUE 80 2026 - 2028

INVESTOR DAY 2026 OTHER OPPORTUNITIES TO ENHANCE VALUE M I R A V A L A R I Z O N A R E S O R T & S P A 81 Highly Valued Owned Portfolio Other Investments FURTHER VALUE UNLOCKS

HIGHLY VALUED OWNED HOTEL PORTFOLIO

ESTIMATED VALUE OF OWNED ASSETS[1]

$2.2B - $2.5B

17 Wholly Owned Hotels[2]
(excludes leases)

LUXURY

4 HOTELS



PARK HYATT CHICAGO

~$125M

2025 Adjusted EBITDA†[3]

WELLBEING

3 HOTELS



MIRAVAL AUSTIN RESORT AND SPA

~18x - 20x

Implied 2025 Adjusted EBITDA† Multiple

BUSINESS/CONVENTION

10 HOTELS


HYATT
REGENCY

HYATT REGENCY IRVINE

~$25M

Run-Rate Fees

HYATT | INVESTOR DAY 2026
82

WE HAVE INVESTMENTS TO UNLOCK FURTHER VALUE

OTHER INVESTMENTS

$690M


HYATT REGENCY ORLANDO

$315M

Hyatt Regency Orlando Preferred Equity and Seller Financing


HYATT ZIVA CANCUN

$200M

Tortuga Preferred Equity


ANDAZ DELHI

~$175M

Juniper Common Equity Value[1]

HYATT | INVESTOR DAY 2026

83

INVESTOR DAY 2026 S E C R E T S T I D E S PUNTA CANA SUSTAINED DURABLE COMPETITIVE ADVANTAGES LEAD TO: 84 COMPOUNDING FEE GROWTH PREMIUM REVPAR GROWTH INDUSTRY-LEADING NET ROOMS GROWTH

INVESTOR DAY 2026 HYATT: A COMPELLING LONG-TERM INVESTMENT 85 Global hospitality company serving the high-end traveler, with meaningful growth opportunities Insights-led and brand-focused organization drives value through innovation, agility, and speed DIFFERENTIATION AT SCALE ELEVATING PERFORMANCE POSITIONED TO WIN

INVESTOR DAY 2026 Mark Hoplamazian CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER Joan Bottarini CHIEF FINANCIAL OFFICER Mark Vondrasek CHIEF COMMERCIAL OFFICER Adam Rohman SVP, INVESTOR RELATIONS, FP&A, AND TREASURER MANAGEMENT Q&A

INVESTOR DAY 2026 REFERENCES SLIDE 9: PORTFOLIO OF DIFFERENTIATED, HIGH-PERFORMING BRANDS 1 Brand portfolio as of March 31, 2026. SLIDE 10: OUR CORE GUESTS IN THE U.S. SPEND ON TRAVEL AND SPEND MORE WITH HYATT 1 The Federal Reserve and Bureau of Economic Analysis. U.S. income distribution and GDP growth data (latest available). 2 Aggregated data based on a Visa Consulting and Analytics study, based on consumer data on Hyatt consumer co-brands acquired in 2025, compared to a relevant benchmark acquired in the same period. 3 For the year ended December 31, 2025. SLIDE 12: PREMIUM BRANDS, LOYALTY PROGRAM, AND CUSTOMER BASE DRIVE VALUE FOR OUR OWNERS Figures for the year ended December 31, 2025, unless otherwise noted. 1 Represents RevPAR Index from Smith Travel Research for each respective brand group for the year ended December 31, 2025. SLIDE 13: MEANINGFUL GROWTH OPPORTUNITIES FOR HYATT ACROSS THE WORLD The Company’s illustrative financial outlook through 2028 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. No disposition or acquisition activity beyond what has been completed as of the date of this presentation has been included in the illustrative outlook. 1 Represents hotels that were open as of December 31, 2025. 2 Represents hotels that were open or part of the executed hotel pipeline as of December 31, 2025. 3 Identified markets represent growth opportunities based on Hyatt’s runway for growth, primarily in markets where Hyatt is underrepresented relative to its closest peers across Hyatt’s existing brand portfolio. Markets as defined by Smith Travel Research: “A geographic area normally composed of a Metropolitan Statistical Area.” SLIDE 15: ESSENTIALS BRAND FOCUS IN ACTION: HYATT SELECT Figures as of March 31, 2026, unless otherwise noted. SLIDE 16: LUXURY BRAND FOCUS IN ACTION: PARK HYATT NEW YORK 1 As of March 31, 2026, for the trailing 12 months. 2 Figures for the year ended December 31, 2023, compared to the year ended December 31, 2025. SLIDE 19: SUSTAINED DURABLE COMPETITIVE ADVANTAGES LEAD TO: The Company’s illustrative financial outlook through 2028 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. No disposition or acquisition activity beyond what has been completed as of the date of this presentation has been included in the illustrative outlook.

INVESTOR DAY 2026 REFERENCES SLIDE 23: OUR BRANDS ATTRACT MORE AFFLUENT, HIGHER-SPENDING GUESTS Aggregated data based on a Visa Consulting and Analytics study, based on consumer data on Hyatt consumer co-brands acquired in 2025, compared to a relevant benchmark acquired in the same period. SLIDE 25: INFUSING WELLBEING INTO MEETINGS & EVENTS IS DRIVING DIFFERENTIATION AT SCALE 1 Global Wellness Institute, Global Wellness Economy Monitor, 2025. 2 Miraval Humin Study, 2026. 3 Hyatt Guest Satisfaction Study, 2025. 4 Hyatt Salesforce global enterprise consumer data, 2025. SLIDE 34: INCLUSIVE COLLECTION EXPANDS OUR REACH AND DIFFERENTIATION Figures for the year ended December 31, 2025, unless otherwise noted. 1 Hyatt-commissioned Skift survey (U.S. & Canada), 2025. SLIDE 39: GUEST OF HONOR DELIVERS NEW HIGH-VALUE MEMBERS 1 Trailing 24 months ending March 31, 2026. SLIDE 40: THE FASTEST GROWING LOYALTY PROGRAM DELIVERING SCALE AND IMPACT Growth rate figures are for periods ending March 31, 2026, compared to the period ending December 31, 2022. SLIDE 41: MEMBERS ARE MORE VALUABLE THAN EVER Growth rate figures are for the full year for periods ending December 31, 2025, compared to the period ending December 31, 2022. SLIDE 42: MORE STAYS, MORE SPEND, AT MORE BRANDS Figures for the year ended December 31, 2025, unless otherwise noted. 1 New active members whose first stay occurred between March 31, 2024 and February 28, 2026, and who have stayed two or more times in the past two years. SLIDE 45: CREDIT CARD PORTFOLIO DELIVERS HIGHEST VALUE, PREMIUM GUESTS The Company’s illustrative financial outlook through 2028 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. No disposition or acquisition activity beyond what has been completed as of the date of this presentation has been included in the illustrative outlook. 1 For the year ended December 31, 2025. 2 Aggregated data based on a Visa Consulting and Analytics study, based on consumer data on Hyatt consumer co-brands acquired in 2025, compared to a relevant benchmark acquired in the same period.

INVESTOR DAY 2026 REFERENCES SLIDE 56: HYATT HAS BUILT A DIFFERENTIATED GROWTH PLATFORM 1 Net Rooms Growth CAGR is calculated from the year ended December 31, 2017 to the year ended December 31, 2025. 2 Organic Net Room Growth CAGR excludes rooms associated with the asset-light acquisitions of Two Roads Hospitality, Apple Leisure Group (inclusive of the UVC Transaction), Dream Hotel Group, Me and All Hotels, Standard International, Playa Hotels, and the Bahia Principe Transaction. SLIDE 57: HYATT IS WELL POSITIONED IN PREMIUM SEGMENTS Luxury and resort rooms as defined by Smith Travel Research chain scale classification. Lifestyle includes Alila, Andaz, Bunkhouse Hotels, Dream Hotels, Hyatt Centric, JdV by Hyatt, Me and All Hotels, The Standard, The Standard X, The Unbound Collection by Hyatt, and Thompson Hotels brands. SLIDE 58: HYATT HAS STRENGTHENED TOP MARKET COVERAGE, WITH SIGNIFICANT WHITESPACE FOR CONTINUED GROWTH 1 Based on Smith Travel Research Global Census as of December 31, 2025. Global market ranking determined by aggregate room count. Markets as defined by Smith Travel Research: “A geographic area normally composed of a Metropolitan Statistical Area.” 2 As of December 31, 2025. 3 Peers referenced include Hilton Worldwide Holdings Inc., Marriott International Inc., and IHG Hotels & Resorts. SLIDE 59: GROWTH AT HYATT DRIVES HIGH-QUALITY, DURABLE VALUE CREATION FOR ALL STAKEHOLDERS 1 Calculated as gross fees divided by total room count for the year ended December 31, 2025. Peers referenced include Hilton Worldwide Holdings Inc., Marriott International Inc., and IHG Hotels & Resorts. SLIDE 60: DIFFERENTIATED WAYS HYATT CAN DELIVER COMPOUNDING, HIGH-QUALITY, DURABLE GROWTH The Company’s illustrative financial outlook through 2028 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. No disposition or acquisition activity beyond what has been completed as of the date of this presentation has been included in the illustrative outlook. SLIDE 62: PREMIUM SEGMENTS: LUXURY, LIFESTYLE, & RESORTS REMAIN A CRUCIAL VALUE LEVER Figures for the year ended December 31, 2025, unless otherwise noted. 1 Based on member spend for the period from March 31, 2024 through February 28, 2026 for the Luxury, Lifestyle, and Inclusive classifications according to Hyatt’s brand portfolio grouping as of March 31, 2026. 2 Based on Smith Travel Research Global Census as of December 31, 2025. Global market ranking determined by aggregate room count. Peers referenced include Hilton Worldwide Holdings Inc., Marriott International Inc., and IHG Hotels & Resorts. SLIDE 63: SCALABLE BRANDS: ESSENTIALS DRIVING ACCELERATED NET ROOMS GROWTH The Company’s illustrative financial outlook through 2028 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. No disposition or acquisition activity beyond what has been completed as of the date of this presentation has been included in the illustrative outlook. Figures for the respective years ended December 31, unless otherwise noted. 1 Summerfield Suites was acquired in 2006 and rebranded to Hyatt House in 2011.

INVESTOR DAY 2026 REFERENCES SLIDE 64: POSITIONED TO WIN IN HIGH-GROWTH REGIONS The Company’s illustrative financial outlook through 2028 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. No disposition or acquisition activity beyond what has been completed as of the date of this presentation has been included in the illustrative outlook. Figures for the year ended December 31, 2025, unless otherwise noted. 1 Based on Smith Travel Research Global Census as of December 31, 2025. Sub-markets as defined by Smith Travel Research. 2 Year ended December 31, 2025 compared to year ended December 31, 2024. SLIDE 65: WHERE WE ARE TODAY Figures for the year ended December 31, 2025. Sub-markets as defined by Smith Travel Research. Closest peers referenced include Hilton Worldwide Holdings Inc., Marriott International Inc., and IHG Hotels & Resorts. SLIDE 66: HYATT’S DIFFERENTIATED BRANDS AND STRONG PERFORMANCE POSITION IT TO CAPTURE SHARE IN UNDERREPRESENTED MARKETS The Company’s illustrative financial outlook through 2028 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. No disposition or acquisition activity beyond what has been completed as of the date of this presentation has been included in the illustrative outlook. Global opportunity represents Hyatt’s runway for growth, primarily in markets where Hyatt is underrepresented relative to its closest peers across Hyatt’s existing brand portfolio. SLIDE 71: SINCE INVESTOR DAY 2023, WE HAVE TRANSFORMED THE BUSINESS AND DELIVERED STRONG RESULTS 1 Organic CAGR excludes fees associated with the asset-light acquisitions of Dream Hotel Group, Me and All Hotels, Standard International, Playa Hotels, the Bahia Principe Transaction, and the UVC Transaction. 2 Excludes the impact of the period of ownership of the Playa assets in 2025. Asset-Light Earnings Mix has been adjusted for all years to exclude the pro rata share of JV EBITDA. 3 2025 figures exclude impact of the Playa Hotel Acquisition. Three-year average for full years 2023, 2024, and 2025. SLIDE 72: WHILE RETURNING SIGNIFICANT CAPITAL TO SHAREHOLDERS AND REDUCING SHARE COUNT BY 11% SINCE 2022 1 Net of cash disposed, cash paid for transaction costs, cash paid or received for proration adjustments, and/or debt assumed by the buyer, as applicable. SLIDE 73: ENHANCING SHAREHOLDER VALUE INTO THE FUTURE The Company’s illustrative financial outlook through 2028 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. No disposition or acquisition activity beyond what has been completed as of the date of this presentation has been included in the illustrative outlook. SLIDE 74: PREMIUM REVPAR GROWTH AND STRONG NET ROOMS GROWTH DRIVES FEES The Company’s illustrative financial outlook through 2028 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. No disposition or acquisition activity beyond what has been completed as of the date of this presentation has been included in the illustrative outlook.

INVESTOR DAY 2026 REFERENCES SLIDE 75: GROSS FEES CONTINUE TO DELIVER STRONG GROWTH RATES The Company’s illustrative financial outlook through 2028 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. No disposition or acquisition activity beyond what has been completed as of the date of this presentation has been included in the illustrative outlook. SLIDE 76: OTHER MODEL ASSUMPTIONS The Company’s illustrative financial outlook through 2028 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. No disposition or acquisition activity beyond what has been completed as of the date of this presentation has been included in the illustrative outlook. SLIDE 77: 2028 ILLUSTRATIVE ADJUSTED EBITDA† AND ADJUSTED FREE CASH FLOW† OUTLOOK The Company’s illustrative financial outlook through 2028 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. No disposition or acquisition activity beyond what has been completed as of the date of this presentation has been included in the illustrative outlook. 1 Reflects a reduction of $78 million in 2025 owned and leased segment Adjusted EBITDA to account for the period of ownership of hotels acquired as part of the Playa Hotels Acquisition and the impact of assets sold in 2025. 2 Reflects Adjusted Free Cash excluding the impact of the Playa Hotels Acquisition. SLIDE 78: COMMITTED TO INVESTMENT GRADE WITH CAPACITY FOR ADDITIONAL DEBT STARTING IN 2028 The Company’s illustrative financial outlook through 2028 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. No disposition or acquisition activity beyond what has been completed as of the date of this presentation has been included in the illustrative outlook. Total debt figures as of March 31, 2026. 1 Chart excludes $51 million of variable rate term loan, $19 million of floating average rate loan, $3 million of finance lease obligations, $32 million of unamortized discounts and deferred financing fees, as well as Hyatt’s revolving credit facility. SLIDE 79: DURABLE EARNINGS AND FREE CASH FLOW† TO ENHANCE SHAREHOLDER VALUE The Company’s illustrative financial outlook through 2028 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. No disposition or acquisition activity beyond what has been completed as of the date of this presentation has been included in the illustrative outlook. SLIDE 80: BALANCED CAPITAL ALLOCATION STRATEGY TO ENHANCE SHAREHOLDER VALUE The Company’s illustrative financial outlook through 2028 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. No disposition or acquisition activity beyond what has been completed as of the date of this presentation has been included in the illustrative outlook. Share repurchases may be made from time to time in the open market, in privately negotiated transactions, or otherwise, including pursuant to a Rule 10b5-1 plan or an accelerated share repurchase transaction, at prices that the Company deems appropriate and subject to market conditions, applicable law, and other factors deemed relevant in the Company's sole discretion. The common stock repurchase program applies to the Company's Class A common stock and/or the Company's Class B common stock. The share repurchase program does not obligate the Company to repurchase any dollar amount or number of shares, and the program may be suspended or discontinued at any time and does not have an expiration date. SLIDE 82: HIGHLY VALUED OWNED HOTEL PORTFOLIO 1 Value is based on the estimated gross sales price of the asset and does not include the value of the fee stream that Hyatt could retain upon sale of the asset. 2 Number of hotels remaining in the owned and leased portfolio. Leases are not included in the estimated value remaining or the hotel count. 3 Reflects a reduction of $78 million in 2025 owned and leased segment Adjusted EBITDA to account for period of ownership of hotels acquired as part of the Playa Hotels Acquisition and the impact of assets sold in 2025.

INVESTOR DAY 2026 REFERENCES SLIDE 83: WE HAVE INVESTMENTS TO UNLOCK FURTHER VALUE 1 Approximate value as of March 31, 2026. SLIDE 84: SUSTAINED DURABLE COMPETITIVE ADVANTAGES LEAD TO The Company’s illustrative financial outlook through 2028 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. No disposition or acquisition activity beyond what has been completed as of the date of this presentation has been included in the illustrative outlook.

APPENDIX INVESTOR DAY 2026

INVESTOR DAY 2026 DISCLAIMERS Forward-Looking Statements Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies, positioning, illustrative financial outlook through 2028, our investment grade credit profile, our incremental debt capacity, growth trends, expectations and investments, growth location opportunities, pipeline expectations, revenue expectations, fee-based earnings expectations, the number of properties we expect to open in the future, any future share repurchases under the additional repurchase authorization, future dividend expectations, our expectations for the World of Hyatt loyalty program, the amount by which the Company may reduce its real estate asset base and the timeframe for such dispositions, the expected valuations of the Company’s owned assets, financial performance, prospects or future events, and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," "likely," "will" "would, “position” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the rate and pace of economic recovery following economic downturns; global supply chain constraints and interruptions, rising costs of construction-related labor and materials, and increases in costs due to inflation or other factors that may not be fully offset by increases in revenues in our business; risks affecting the luxury, resort, and all-inclusive lodging segments; levels of spending in business, leisure, and group segments, as well as consumer confidence; declines in occupancy and average daily rate; limited visibility with respect to future bookings; loss of key personnel; domestic and international political and geopolitical conditions, including political or civil unrest or changes in trade policy; the impact of global tariff policies or regulations; economic sanctions or other government restrictions that may limit our ability to conduct business or receive payments; hostilities, or fear of hostilities, including the ongoing military conflict in the Middle East and security-related disruptions in Mexico, as well as terrorist attacks or other acts of violence, that affect travel; travel-related accidents; natural or man-made disasters, weather and climate-related events, such as hurricanes, earthquakes, tsunamis, tornadoes, droughts, floods, wildfires, oil spills, nuclear incidents, and global outbreaks of pandemics or contagious diseases, or fear of such outbreaks; the impact of government-issued travel advisories, airspace closures, or flight suspensions on international arrivals and hotel bookings in affected regions; our ability to successfully achieve specified levels of operating profits at hotels that have performance tests or guarantees in favor of our third-party owners; the impact of hotel renovations and redevelopments; risks associated with our capital allocation plans, share repurchase program, and dividend payments, including a reduction in, or elimination or suspension of, repurchase activity or dividend payments; the seasonal and cyclical nature of the real estate and hospitality businesses; changes in distribution arrangements, such as through internet travel intermediaries; changes in the tastes and preferences of our customers; relationships with colleagues and labor unions and changes in labor laws; the financial condition of, and our relationships with, third-party owners, franchisees, and hospitality venture partners; the possible inability of third-party owners, franchisees, or development partners to access the capital necessary to fund current operations or implement our plans for growth; risks associated with potential acquisitions and dispositions and our ability to successfully integrate completed acquisitions with existing operations or realize anticipated synergies; failure to successfully complete proposed transactions, including the failure to satisfy closing conditions or obtain required approvals; our ability to maintain effective internal control over financial reporting and disclosure controls and procedures; declines in the value of our real estate assets; unforeseen terminations of our management and hotel services agreements or franchise agreements; changes in federal, state, local, or foreign tax law; increases in interest rates, wages, and other operating costs; foreign exchange rate fluctuations or currency restructurings; risks associated with the introduction of new brand concepts, including lack of acceptance of new brands or innovation; general volatility of the capital markets and our ability to access such markets; changes in the competitive environment in our industry, industry consolidation, and the markets where we operate; our ability to successfully grow the World of Hyatt loyalty program and manage the Unlimited Vacation Club paid membership program; cyber incidents and information technology failures; outcomes of legal or administrative proceedings; and violations of regulations or laws related to our franchising business and licensing businesses and our international operations; and other risks discussed in the Company's filings with the SEC, including our annual report on Form 10-K, which filings are available from the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. Non-GAAP Financial Measures This presentation includes references to certain financial measures, each identified with the symbol "†", that are not calculated or presented in accordance with generally accepted accounting principles in the United States ("GAAP"). These non-GAAP financial measures have important limitations and should not be considered in isolation or as a substitute for measures of the Company's financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures, as presented, may not be comparable to similarly titled measures of other companies due to varying methods of calculations. During the first quarter of 2026, the Company revised its definition of Adjusted EBITDA to no longer include its pro rata share of unconsolidated owned and leased hospitality ventures' Adjusted EBITDA and recast prior-period results to provide comparability. Key Business Metrics This presentation includes references to certain key business metrics used by the Company; each identified with the symbol "◊". For how we define these metrics, please refer to the definitions beginning on slide 3 of this presentation. 2

INVESTOR DAY 2026 DEFINITIONS Adjusted Earnings Before Interest Expense, Taxes, Depreciation, and Amortization ("Adjusted EBITDA"): We use the term Adjusted EBITDA throughout this Investor Presentation. Adjusted EBITDA, as we define it, is a non-GAAP measure. We define Adjusted EBITDA as net income (loss) attributable to Hyatt Hotels Corporation plus net income (loss) attributable to noncontrolling interests, adjusted to exclude the following items: • payments to customers (“contra revenue”), including performance cure payments and amortization of management and hotel services agreement and franchise agreement assets (“key money assets”); • revenues for reimbursed costs; • reimbursed costs that we intend to recover over the long term; • stock-based compensation expense; • transaction and integration costs; • depreciation and amortization; • equity earnings (losses) from unconsolidated hospitality ventures; • interest expense; • gains (losses) on sales of real estate and other; • asset impairments; • other income (loss), net; and • benefit (provision) for income taxes. We calculate consolidated Adjusted EBITDA by adding the Adjusted EBITDA of each of our reportable segments and eliminations to unallocated overhead expenses. Our board of directors and executive management team focus on Adjusted EBITDA as one of the key performance and compensation measures both on a segment and on a consolidated basis. Adjusted EBITDA assists us in comparing our performance over various reporting periods on a consistent basis because it removes from our operating results the impact of items that do not reflect our core operations both on a segment and on a consolidated basis. Our Chairman, President and Chief Executive Officer, who is our chief operating decision maker (“CODM”), also evaluates the performance of each of our reportable segments and determines how to allocate resources to those segments, in part, by assessing the Adjusted EBITDA of each segment. In addition, the talent and compensation committee of our board of directors determines the annual variable compensation and long-term incentive compensation for certain members of our management based in part on financial measures including and/or derived from consolidated Adjusted EBITDA, segment Adjusted EBITDA, or some combination of both. We believe Adjusted EBITDA is useful to investors because it provides investors with the same information that we use internally for purposes of assessing our operating performance and making compensation decisions and facilitates our comparison of results with our prior-period and forecasted results as well as our industry and competitors. Adjusted EBITDA excludes certain items that can vary widely across different industries and among companies within the same industry, including interest expense and benefit or provision for income taxes, which are dependent on company specifics, including capital structure, credit ratings, tax policies, and jurisdictions in which they operate; depreciation and amortization, which are dependent on company policies including how the assets are utilized as well as the lives assigned to the assets; contra revenue, which is dependent on company policies and strategic decisions regarding payments to hotel owners; and stock-based compensation expense, which varies among companies as a result of different compensation plans companies have adopted. We exclude revenues for reimbursed costs and reimbursed costs which relate to the reimbursement of payroll costs and system-wide services and programs that we operate for the benefit of our hotel owners as contractually we do not provide services or operate the related programs to generate a profit or bear a loss over the long term. If we collect amounts in excess of amounts spent, we have a commitment to our hotel owners to spend these amounts on the related system-wide services and programs. Additionally, if we spend in excess of amounts collected, we have a contractual right to adjust future collections or expenditures to recover prior-period costs. These timing differences are due to our discretion to spend in excess of revenues earned or less than revenues earned in a single period to ensure that the system-wide services and programs are operated in the best long-term interests of our hotel owners. Over the long term, these programs and services are not designed to impact our economics, either positively or negatively, and instead are designed to result in a cumulative break-even balance. Therefore, we exclude the net impact when evaluating period-over-period changes in our operating results. Adjusted EBITDA includes reimbursed costs related to system-wide services and programs that we do not intend to recover from hotel owners. Finally, we exclude other items that are not core to our operations and may vary in frequency or magnitude, such as transaction and integration costs, asset impairments, unrealized and realized gains and losses on marketable securities, and gains and losses on sales of real estate and other. Adjusted EBITDA is not a substitute for net income (loss) attributable to Hyatt Hotels Corporation, net income (loss), or any other measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Adjusted EBITDA. Although we believe that Adjusted EBITDA can make an evaluation of our operating performance more consistent because it removes items that do not reflect our core operations, other companies in our industry may define Adjusted EBITDA differently than we do. As a result, it may be difficult to use Adjusted EBITDA or similarly named non-GAAP measures that other companies may use to compare the performance of those companies to our performance. Because of these limitations, Adjusted EBITDA should not be considered as a measure of the income or loss generated by our business. Our management compensates for these limitations by referencing our GAAP results and using Adjusted EBITDA supplementally. 3

INVESTOR DAY 2026 DEFINITIONS Adjusted General and Administrative Expenses: Adjusted general and administrative expenses, as we define it, is a non-GAAP measure. Adjusted general and administrative expenses excludes the impact of deferred compensation plans funded through rabbi trusts and stock-based compensation expense. Adjusted general and administrative expenses assists us in comparing our performance over various reporting periods on a consistent basis because it removes from our operating results the impact of items that do not reflect our core operations, both on a segment and consolidated basis. Asset-Light Earnings Mix: Asset-Light Earnings Mix is calculated as Adjusted EBITDA from the management and franchising segment and distribution segment divided by Adjusted EBITDA, excluding overhead and eliminations. Our management uses this calculation to assess the composition of the Company's earnings. Average Daily Rate ("ADR"): ADR represents hotel room revenues divided by the total number of rooms sold in a given period. ADR measures the average room price attained by a property, and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a property or group of properties. ADR is a commonly used performance measure in our industry, and we use ADR to assess the pricing levels that we are able to generate by customer group, as changes in rates have a different effect on overall revenues and incremental profitability than changes in occupancy, as described below. Bahia Principe Transaction: During the year ended December 31, 2024, the Company entered into a shareholders' agreement with an unrelated third party and acquired 50% of the outstanding shares of Management Hotelero Piñero, S.L. The joint venture, which is a variable interest entity, owns the Bahia Principe brand and manages Bahia Principe Hotels & Resorts-branded properties. As we are the primary beneficiary of the joint venture, we consolidate the operating results and financial position of the entity in our consolidated financial statements. Free Cash Flow and Adjusted Free Cash Flow: Free Cash Flow represents net cash provided by operating activities less capital expenditures. Adjusted Free Cash Flow represents Free Cash Flow less estimated cash taxes on asset sales and costs associated with the Playa Hotels Acquisition. We believe Free Cash Flow and Adjusted Free Cash Flow to be useful liquidity measures to us and investors to evaluate the ability of our operations to generate cash for uses other than capital expenditures, cash taxes on asset sales, and costs associated with the Playa Hotels Acquisition and, after debt service and other obligations, our ability to grow our business through acquisitions and investments, as well as our ability to return cash to shareholders through dividends and share repurchases. Free Cash Flow and Adjusted Free Cash Flow are not necessarily representative of how we will use excess cash. Free Cash Flow and Adjusted Free Cash Flow are not substitutes for net cash provided by operating activities or any other measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Free Cash Flow and Adjusted Free Cash Flow, and management compensates for these limitations by referencing our GAAP results and using Free Cash Flow and Adjusted Free Cash Flow supplementally. Net Package ADR: Net Package ADR represents net package revenues divided by the total number of rooms sold in a given period. Net package revenues generally include revenue derived from the sale of packages at all-inclusive resorts comprised of rooms, food and beverage, and entertainment revenues, net of compulsory tips paid to employees. Net Package ADR measures the average room price attained by a property, and Net Package ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a property or group of properties. Net Package ADR is a commonly used performance measure in our industry, and we use Net Package ADR to assess the pricing levels that we are able to generate by customer group, as changes in rates have a different effect on overall revenues and incremental profitability than changes in occupancy, as described below. Net Package Revenue Per Available Room ("RevPAR"): Net Package RevPAR is the product of the Net Package ADR and the average daily occupancy percentage. Net Package RevPAR generally includes revenue derived from the sale of packages comprised of rooms, food and beverage, and entertainment revenues, net of compulsory tips paid to employees. Our management uses Net Package RevPAR to identify trend information with respect to room revenues from comparable properties and to evaluate property performance on a geographical and segment basis. Net Package RevPAR is a commonly used performance measure in our industry. Net Package RevPAR changes that are driven predominantly by changes in occupancy have different implications for overall revenue levels and incremental profitability than do changes that are driven predominantly by changes in average room rates. For example, increases in occupancy at a property would lead to increases in net package revenues and additional variable operating costs, including housekeeping services, utilities, and room amenity costs. In contrast, changes in average room rates typically have a greater impact on margins and profitability as average room rate changes result in minimal direct impacts to variable operating costs. Occupancy: Occupancy represents the total number of rooms sold divided by the total number of rooms available at a property or group of properties. Occupancy measures the utilization of a property's available capacity. We use occupancy to gauge demand at a specific property or group of properties in a given period. Occupancy levels also help us determine achievable ADR levels as demand for property rooms increases or decreases. Playa Hotels Acquisition: On June 17, 2025, the Company completed the acquisition of Playa Hotels & Resorts N.V. ("Playa Hotels" or "Playa"), a leading owner, operator, and developer of all-inclusive resorts in Mexico, the Dominican Republic, and Jamaica, for a purchase price of $13.50 per share, or an enterprise value of approximately $2.6 billion, including approximately $900 million of debt, net of cash acquired. Playa Real Estate Transaction: On December 30, 2025, affiliates of the Company closed on the sale of the real estate portfolio previously acquired from Playa for approximately $2 billion to Tortuga Resorts ("Tortuga"). As previously disclosed, the Company sold one of these properties to a separate third-party buyer on September 18, 2025 for $22 million. Between the completion of the earlier sale and the Tortuga transaction, Hyatt has sold the entire Playa real estate portfolio for a total of $2 billion. Hyatt and Tortuga entered into 50-year management agreements for 13 of 14 properties in the portfolio, with terms consistent with Hyatt's existing all-inclusive fee structure. The remaining property is subject to a separate contractual arrangement. 4

INVESTOR DAY 2026 DEFINITIONS RevPAR: RevPAR is the product of the ADR and the average daily occupancy percentage. RevPAR does not include non-room revenues, which consist of ancillary revenues generated by a property, such as food and beverage, parking, and other guest service revenues. Our management uses RevPAR to identify trend information with respect to room revenues from comparable properties and to evaluate property performance on a geographical and segment basis. RevPAR is a commonly used performance measure in our industry. RevPAR changes that are driven predominantly by changes in occupancy have different implications for overall revenue levels and incremental profitability than do changes that are driven predominantly by changes in average room rates. For example, increases in occupancy at a property would lead to increases in room revenues and additional variable operating costs, including housekeeping services, utilities, and room amenity costs, and could also result in increased ancillary revenues, including food and beverage. In contrast, changes in average room rates typically have a greater impact on margins and profitability as average room rate changes result in minimal direct impacts to variable operating costs. UVC Transaction: During the year ended December 31, 2024, we completed a restructuring of the entity that owns the Unlimited Vacation Club paid membership program business and sold 80% of the entity to an unrelated third party for $80 million. As a result of the transaction, we deconsolidated the entity as we no longer have a controlling financial interest, and we account for our remaining 20% ownership interest as an equity method investment in an unconsolidated hospitality venture (the “UVC Transaction”). We continue to manage the Unlimited Vacation Club business under a long-term management agreement and license and royalty agreement. The operating results of the Unlimited Vacation Club business prior to the UVC Transaction are reported within our distribution segment. 5

INVESTOR DAY 2026 2028 ILLUSTRATIVE OUTLOOK (a) Reflects a reduction of $78 million in 2025 owned and leased segment Adjusted EBITDA to account for period of ownership of hotels acquired as part of the Playa Hotels Acquisition and the impact of assets sold in 2025. During the three months ended March 31, 2026, the Company revised its definition of Adjusted EBITDA to no longer include pro rata share of unconsolidated hospitality owned and leased ventures’ Adjusted EBITDA and recast prior-period results to provide comparability. (b) Reflects Capital Expenditures and Adjusted Free Cash Flow for year ended December 31, 2025 for Hyatt (ex-Playa). Please see slide 8 for details. 6 Illustrative 2028 Outlook 2025 2025-2028 CAGR System-wide Hotels RevPAR Growth 2.0% to 4.0% Net Rooms Growth 6.0% to 8.0% (in millions) Net income (loss) attributable to Hyatt Hotels Corporation $490 - $635 $(52) Gross Fees $1,550 - $1,710 $1,198 9% to 13% Adjusted G&A Expenses $465 - $475 $445 (2)% to (1)% Adjusted EBITDA (a) $1,400 - $1,585 $1,025 11% to 16% Capital Expenditures (b) Approx. $140 $148 Approx. (2)% Adjusted Free Cash Flow (b) $775 - $875 $527 14% to 18%

INVESTOR DAY 2026 NON-GAAP MEASURES RECONCILIATION RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO HYATT HOTELS CORPORATION TO ADJUSTED EBITDA 2022 – 2025 (a) Includes amounts recognized in general and administrative expenses, owned and leased expenses, and distribution expenses; excludes amounts recognized in transaction and integration costs. (b) During the three months ended March 31, 2026, the Company revised its definition of Adjusted EBITDA to no longer include pro rata share of unconsolidated hospitality owned and leased ventures’ Adjusted EBITDA and recast prior-period results to provide comparability. 7 (in millions) Year Ended December 31, 2022 2023 2024 2025 Net income (loss) attributable to Hyatt Hotels Corporation $ 455 $ 220 $ 1,296 $ (52) Contra revenue 31 47 69 86 Revenues for reimbursed costs (2,620) (3,058) (3,352) (3,629) Reimbursed costs 2,632 3,144 3,457 3,682 Stock-based compensation expense (a) 60 75 62 68 Transaction and integration costs 35 42 42 173 Depreciation and amortization 426 397 333 325 Equity (earnings) losses from unconsolidated hospitality ventures (5) 1 (31) 46 Interest expense 150 145 180 317 (Gains) losses on sales of real estate and other (263) (18) (1,245) 15 Asset impairments 38 30 213 40 Other (income) loss, net 34 (124) (257) (101) (Benefit) provision for income taxes (92) 90 267 130 Net income attributable to noncontrolling interests — — — 3 Adjusted EBITDA (b) $ 881 $ 991 $ 1,034 $ 1,103

INVESTOR DAY 2026 NON-GAAP MEASURES RECONCILIATION RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO HYATT HOTELS CORPORATION TO ADJUSTED EBITDA 2025 (a) Includes amounts incurred specifically related to Playa, including amounts recognized by Playa during Hyatt's period of ownership; amounts recognized by Hyatt prior to and following the completion of the acquisition; and amounts related to the Playa Real Estate Transaction. (b) Includes amounts recognized in general and administrative expenses, owned and leased expenses, and distribution expenses; excludes amounts recognized in transaction and integration costs. (c) During the three months ended March 31, 2026, the Company revised its definition of Adjusted EBITDA to no longer include pro rata share of unconsolidated hospitality owned and leased ventures’ Adjusted EBITDA and recast prior-period results to provide comparability. 8 (in millions) Hyatt (ex-Playa) Playa (a) Consolidated Net income (loss) attributable to Hyatt Hotels Corporation $ 161 $ (213) $ (52) Contra revenue 86 — 86 Revenues for reimbursed costs (3,629) — (3,629) Reimbursed costs 3,682 — 3,682 Stock-based compensation expense (b) 64 4 68 Transaction and integration costs 32 141 173 Depreciation and amortization 324 1 325 Equity (earnings) losses from unconsolidated hospitality ventures 46 — 46 Interest expense 206 111 317 (Gains) losses on sales of real estate and other (19) 34 15 Asset impairments 40 — 40 Other (income) loss, net (101) — (101) Provision for income taxes 130 — 130 Net income attributable to noncontrolling interests 3 — 3 Adjusted EBITDA (c) $ 1,025 $ 78 $ 1,103 Year Ended December 31, 2025

INVESTOR DAY 2026 NON-GAAP MEASURES RECONCILIATION 2025 ADJUSTED EBITDA AS REPORTED TO 2025 ADJUSTED EBITDA BASELINE AFTER ADJUSTING FOR ASSET SALES (a) During the three months ended March 31, 2026, the Company revised its definition of Adjusted EBITDA to no longer include its pro rata share of unconsolidated owned and leased hospitality ventures' Adjusted EBITDA and recast prior-period results to provide comparability. (b) Represents the owned and leased segment Adjusted EBITDA contribution in each period for hotels that have been sold as of March 31, 2026 and for which the company entered into long-term management or franchise agreements upon sale; excludes gross fee revenues retained following the sale. (c) Represents the owned and leased segment Adjusted EBITDA contribution for hotels acquired as part of the Playa Hotels Acquisition that were sold as part of the Playa Real Estate Transaction; excludes gross fee revenues retained following the sale. 9 (in millions) 2025 Adjusted EBITDA As Recast (a) $ 1,103 Adjustment to owned and leased segment Adjusted EBITDA from sold assets (b) (5) Adjustment to owned and leased segment Adjusted EBITDA from sold Playa assets (c) (73) Total adjustment to owned and leased segment Adjusted EBITDA from sold assets (78) 2025 Adjusted EBITDA Baseline $ 1,025 Year Ended December 31, 2025

INVESTOR DAY 2026 NON-GAAP MEASURES RECONCILIATION RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW AND ADJUSTED FREE CASH FLOW 2022 – 2025 (a) Includes cash paid for transaction and integration costs, interest on the delayed draw term loan facility, and other costs associated with the acquisition. 10 (in millions) Year Ended December 31, 2022 2023 2024 2025 Net cash provided by operating activities $ 674 $ 800 $ 633 $ 379 Capital expenditures (201) (198) (170) (220) Free Cash Flow $ 473 $ 602 $ 463 $ 159 Cash taxes on asset sales — — 77 117 Costs associated with the Playa Hotel Acquisition (a) — — — 198 Adjusted Free Cash Flow $ 473 $ 602 $ 540 $ 474

INVESTOR DAY 2026 NON-GAAP MEASURES RECONCILIATION RECONCILIATION OF NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO FREE CASH FLOW AND ADJUSTED FREE CASH FLOW 2025 (a) Includes cash paid for transaction and integration costs, interest on the delayed draw term loan facility, and other costs associated with the acquisition. 11 (in millions) Hyatt (ex-Playa) Playa Consolidated Net cash provided by (used in) operating activities $ 558 $ (179) $ 379 Capital expenditures (148) (72) (220) Free Cash Flow $ 410 $ (251) $ 159 Cash taxes on asset sales 117 — 117 Costs associated with the Playa Hotel Acquisition (a) — 198 198 Adjusted Free Cash Flow $ 527 $ (53) $ 474 Year Ended December 31, 2025

INVESTOR DAY 2026 NON-GAAP MEASURES RECONCILIATION ILLUSTRATIVE OUTLOOK: NET INCOME ATTRIBUTABLE TO HYATT HOTELS CORPORATION TO ADJUSTED EBITDA 2028E (a) Reimbursed costs are presented net of revenues for reimbursed costs as the Company cannot forecast the gross amounts without unreasonable effort. (b) Includes amounts recognized in general and administrative expenses and distribution expenses; excludes amounts recognized in transaction and integration costs. The Company’s illustrative financial outlook through 2028 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. No disposition or acquisition activity beyond what has been completed as of the date of this presentation has been included in the illustrative outlook. 12 (in millions) Low Case High Case Net income attributable to Hyatt Hotels Corporation $ 490 $ 635 Contra revenue 75 85 Reimbursed costs, net (a) 110 70 Stock-based compensation expense (b) 60 70 Transaction and integration costs 20 10 Depreciation and amortization 310 310 Equity (earnings) losses from unconsolidated hospitality ventures 5 5 Interest expense 265 290 Asset impairments — — Other (income) loss, net (140) (160) Provision for income taxes 205 265 Net income attributable to noncontrolling interests — 5 Adjusted EBITDA $ 1,400 $ 1,585 Year Ending December 31, 2028 Outlook Range

INVESTOR DAY 2026 NON-GAAP MEASURES RECONCILIATION ILLUSTRATIVE OUTLOOK: NET INCOME ATTRIBUTABLE TO HYATT HOTELS CORPORATION TO ADJUSTED EBITDA 2026E – 2028E (a) Reimbursed costs are presented net of revenues for reimbursed costs as the Company cannot forecast the gross amounts without unreasonable effort. (b) Includes amounts recognized in general and administrative expenses, and distribution expenses; excludes amounts recognized in transaction and integration costs. The Company’s illustrative financial outlook through 2028 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. No disposition or acquisition activity beyond what has been completed as of the date of this presentation has been included in the illustrative outlook. 13 (in millions) Low Case High Case Net income attributable to Hyatt Hotels Corporation $ 1,170 $ 1,505 Contra revenue 219 239 Reimbursed costs, net (a) 330 210 Stock-based compensation expense (b) 185 205 Transaction and integration costs 90 60 Depreciation and amortization 930 930 Equity (earnings) losses from unconsolidated hospitality ventures 15 15 Interest expense 785 820 Asset impairments 21 21 Other (income) loss, net (400) (460) Provision for income taxes 485 605 Net income attributable to noncontrolling interests — 15 Adjusted EBITDA $ 3,830 $ 4,165 2026-2028 Cumulative Illustrative Outlook Ranges

INVESTOR DAY 2026 NON-GAAP MEASURES RECONCILIATION ILLUSTRATIVE OUTLOOK: NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW AND ADJUSTED FREE CASH FLOW 2028E (a) Includes taxes and other costs related to the Playa Hotels Acquisition. The Company’s illustrative financial outlook through 2028 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. No disposition or acquisition activity beyond what has been completed as of the date of this presentation has been included in the illustrative outlook. 14 (in millions) Low Case High Case Net cash provided by operating activities $ 910 $ 1,015 Capital expenditures (135) (140) Free Cash Flow $ 775 $ 875 Cash taxes on asset sales — — Costs associated with the Playa Hotels Acquisition (a) — — Adjusted Free Cash Flow $ 775 $ 875 Year Ending December 31, 2028 Outlook Range

INVESTOR DAY 2026 NON-GAAP MEASURES RECONCILIATION ILLUSTRATIVE OUTLOOK: NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW AND ADJUSTED FREE CASH FLOW 2026E - 2028E (a) Includes taxes and other costs related to the Playa Hotels Acquisition. The Company’s illustrative financial outlook through 2028 is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. No disposition or acquisition activity beyond what has been completed as of the date of this presentation has been included in the illustrative outlook. 15 (in millions) Low Case High Case Net cash provided by operating activities $ 2,373 $ 2,603 Capital expenditures (405) (420) Free Cash Flow $ 1,968 $ 2,183 Cash taxes on asset sales 4 4 Costs associated with the Playa Hotels Acquisition (a) 83 83 Adjusted Free Cash Flow $ 2,055 $ 2,270 2026-2028 Cumulative Illustrative Outlook Ranges

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